                                                                   Exhibit 10.18


Certain portions of this Exhibit have been omitted pursuant to a request for "Confidential Treatment" under Rule 24b-2 of the Securities and Exchange Commission. Such portions have been redacted and bracketed in the request and appear as [ ] in the text of this Exhibit. The omitted confidential information has been filed with the Securities and Exchange Commission.


                                    CONTRACT

     For business of processing Party B's materials into finished products.


Contract No.                                  Date of Signing:
Party A: China Cards.Com                      Party B: American Pacific Aviation & Technology
Add:     Room 1704 Huaneng Unite Mansion      Add:     1 Sansome St., 19th Floor
         139 Yincheng Road (E), Pudong                 San Francisco, CA 94104
         Shanghai 200120, China                        USA
Tel:     86-021-68533930                      Tel:     (415) 951-1078
Fax:     86-021-68865258                      Fax:     (415) 951-1046

An agreement is reached on this date between Party A and Party B on the conclusion of the following business of processing Party B's materials into finished products according to the provision of this contract.

1. Materials (and findings, if any) to be supplied to Party A by Party B, at Party B's expense, freight and insurance also to be borne by Party B.


---------------------------------------------------------------------------------------------------------------------
       Quantity                Description                 Packing                       Total estimated cost
                                                                                    (insurances & freight included)
---------------------------------------------------------------------------------------------------------------------
The materials needed for 10 million smart cards:
                                                                                         CIF          SHANGHAI
  10,000,000 pcs                 Module
                                                                                  The unit price of materials of each
   4,000 syringe                 Glue                                             piece of smart card is $[     .]

   1,600 rolls                 Cooper Wire
                                                                          Total:  [
                                                                          About:           ] USD only.
---------------------------------------------------------------------------------------------------------------------

Shipment Date:  10/31/00                                                  Destination (for materials):  Shanghai


2. Finished products to be supplied to Party B by Party A.


---------------------------------------------------------------------------------------------------------------------
                                                                                      Processing charges
                                                                         --------------------------------------------
       Quantity                Description                 Packing
                                                                            Unit price & term         Amount
--------------------------------------------------------------------------------------------------------------------
                                                                                        FOB SHANGHAI
   10,000,000 pcs         Contactless Smart Card
                                                                          US$[    ]/piece            US$[        ]
---------------------------------------------------------------------------------------------------------------------
                                                                          Total: [
                                                                                                 ] USD only
                                                                         --------------------------------------------
Shipment Date:  8/31/01                                             Destination:  Los Angeles Airport, USA
(Subject to materials for processing arriving at Shanghai           (for finished product)
no later than dd/mm/yy)


Payment:

Insurance for materials & the other materials during the period of processing:

For other terms & conditions, please refer to the agreement signed on:
Party A:                                                 Party B: